SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K A/1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 26, 2010

MEXUS GOLD US

(Exact name of registrant as specified in its charter)

Nevada	000-52413	20-4092640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1805 N. Carson Street, #150
Carson City, NV 89701
(Address of principal executive offices)

(916) 776-2166
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On or about October 5, 2010, the Board of Directors of AVT, Inc., a Nevada corporation (the “Company”), received notice that its primary auditor, Larry O’Donnell, CPA, P.C (“O’Donnell”), had resigned.

On October 26, 2010, the Board of Directors approved De Joya Griffith & Company, LLC, Certified Public Accountants & Consultants, 2580 Anthem Village Drive, Henderson, Nevada 89052, as the Corporation’s primary auditor.

Effective December 14, 2010, the Public Accounting Oversight Board (“PCAOB”) revoked the registration of O’Donnell.

O’Donnell audited the Company’s financial statements for the year ended March 31, 2010. The audit report of O’Donnell on the Company’s financial statements for the year ended March 31, 2010, was qualified with the following going concern language:  “The accompanying financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As discussed in Note 2 to the financial statements, the Company has an accumulated deficit of $641,028 at March 31, 2010. These matters raise substantial doubt about the Company’s ability to continue as a going concern.  Management's plans as to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s most recent fiscal year and any subsequent interim period preceding the resignation of Mr. O’Donnell, there were no reportable events or disagreements with Mr. O’Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mr. O’Donnell, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to O’Donnell, and requested that O’Donnell furnish the Company with a letter, within the time periods prescribed by Item 304 (a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether O’Donnell agrees with the statements made by the Company and, if not, stating the respects in which O’Donnell does not agree.

A copy of the former accountants’ response to this Report on Form 8-K is attached hereto as Exhibit 16.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEXUS GOLD US
/s/	Paul D. Thompson _________________________
By:	Paul D. Thompson
Its:	President